File Nos. 2-92583 & 811-4084

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                            HAWAIIAN TAX-FREE TRUST
               (Exact Name of Registrant as Specified in Charter)

                         380 Madison Avenue, Suite 2300
                            New York, New York 10017
                    (Address of Principal Executive Offices)

                                 (212) 697-6666
                         (Registrant's Telephone Number)

               Payment of Filing Fee (Check the appropriate box):

[X] No fee required

   Important Notice
Please Read Immediately


                             Hawaiian Tax-Free Trust
               380 Madison Avenue, Suite 2300, New York, New York 10017

                           Notice of Annual Meeting of
                             Shareholders to Be Held
                              on September 24, 2009


To Shareholders of the Trust:

The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Hawaiian Tax-Free Trust (the "Trust") will be held:

Place:       (a)      at the Ala Moana Hotel, Hibiscus Ballroom,
                      410 Atkinson Drive, Honolulu, Hawaii;

Time:        (b)      on Thursday, September 24, 2009
                      at 10:00 a.m. Hawaiian Standard Time;

Purposes:    (c)      for the following purposes:

                    (i) to elect eight Trustees; each Trustee elected will hold office until the next annual meeting of the Trust's shareholders or until his or her successor is duly elected (Proposal No. 1);

                    (ii) to ratify (that is, to approve) or reject the selection of Tait, Weller & Baker LLP as the Trust's independent registered public accounting firm for the fiscal year ending March 31, 2010 (Proposal No. 2);

                    (iii) to act upon any other matters which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can
Vote What
Shares: (d) To vote at the Meeting, you must have been a shareholder on the Trust's records at the close of business on June 29, 2009 (the "record date"). Also, the number of shares of each of the Trust's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).


                              By order of the Board of Trustees,

                              EDWARD M. W. HINES
                                    Secretary



August 20, 2009

Please Note:

If you do not expect to attend the Meeting, please vote by any of three ways: by the Internet, by telephone or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Trust, we request your cooperation in voting no matter how large or small your holding may be.

                             Hawaiian Tax-Free Trust
            380 Madison Avenue, Suite 2300, New York, New York 10017
                                 Proxy Statement

                                  Introduction

         The purpose of the Notice preceding this Proxy Statement is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Hawaiian Tax-Free Trust(the "Trust"). The purpose of this Proxy Statement is to give you information on which you may base your voting decisions.

         The Trust's Administrator (the "Administrator") is Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, a subsidiary of the Trust's founder, Aquila Management Corporation. The Trust's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. The Trust's Investment Adviser (the "Adviser") is Asset Management Group of Bank of Hawaii, Financial Plaza of the Pacific, P.O. Box 3170, Honolulu, HI 96802.

         A copy of the Trust's most recent annual report will be sent to you without charge upon written request to the Distributor, at the above address, or by calling 800-437-1020 toll-free or 212-697-6666.

         This Notice and Proxy Statement are first being mailed on or about August 20, 2009.

         You should read this Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares. If your shares are registered in your name, then you may vote in one of three ways:

         (1) Proxy Card

         The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Trust calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

         As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on this proposal by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark a box on the proposal, the proxy holders will vote your shares for that proposal.

         (2) Internet Voting

         To vote your shares by the Internet, please contact the Trust at the Internet address shown on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         (3) Telephone Voting

         To vote your shares by telephone, call the toll-free number on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         General Information

         You may end the power of the proxy holders to vote your shares by: (i) so notifying the Trust in writing; (ii) signing a new and different proxy card (if the Trust receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll-free number provided or contacting the Trust's Internet address, both of which are detailed on your proxy card, entering your control number and revoking your previous vote.

         Proxies for shares held by brokers in "street name" and not voted or marked as abstentions will be counted for purposes of determining a quorum. They will be counted as present at the meeting in determining voting results, and will therefore have the same effect as negative votes.

         The Trust is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the meeting held at the scheduled time or any adjourned meeting or meetings.

         The Trust pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Trust's shares so that these owners may authorize the voting of their shares. The Trust will pay these firms their out-of-pocket expenses for doing so.

         On the record date, the Trust had three classes of shares outstanding. All shareholders of the Trust are entitled to vote at the Meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date.

         On the record date, the net asset value per share of each of the Trust's outstanding classes of shares was as follows: Class A Shares, $11.20; Class C Shares, $11.19; and Class Y Shares, $11.22. The meeting is expected to act only upon matters that affect the Trust as a whole: the election of Trustees and the selection of an independent registered public accounting firm. On matters that affect the Trust as a whole, all shareholders of the Trust, including the shareholders of all classes of shares of the Trust, are entitled to vote at the meeting.

         On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 59,305,209; Class C Shares, 3,398,123; and Class Y Shares, 2,753,049.

         On the record date, the following holders held 5% or more of a class of the Trust's outstanding shares. On the basis of information received from the institutional holders, the Trust's management believes that all of the shares indicated are held by them for the benefit of clients.


Name and Address of
the holder of record                Number of shares          Percent of class

Institutional 5% shareholders:

Merrill Lynch Pierce
Fenner & Smith, Inc.,               5,286,696 Class A Shares             8.91%
4800 Deer Lake Drive,                 894,247 Class C Shares            26.32%
Jacksonville, FL

NFS LLC FEBO
Bank of Hawaii
DBA Hawko
P.O. Box 1930

Honolulu, HI                        1,185,341 Class Y Shares           43.06%

Additional 5% shareholders:

Martha N. Steele,
Trustee of the Martha
San Nicholas Steele
Declaration of Trust,
2505 Pali Hwy
Honolulu, HI                          279,403 Class Y Shares           10.15%

The Trust's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.


                              Election of Trustees
                                (Proposal No. 1)

         At the Meeting, eight Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can vote your shares in the election of Trustees.

         The following material includes information about each nominee and each officer of the Trust. All shares of the Trust listed as owned by the Trustees are Class A Shares unless indicated otherwise. All of the nominees except for Mr. Humphreys, Mr. Kobayashi and Mr. O'Flaherty are presently Trustees and were elected by the shareholders in September 2008. The Nominating Committee is proposing the election of Mr. Humphreys, Mr. Kobayashi and Mr. O'Flaherty at the suggestion of the Trustees of the Trust. All nominees have consented to serve if elected.

Nominees(1)(2)

                                                                             Number of
                                                                             Portfolios in   Other Directorships
                          Positions Held                                     Fund            Held by Trustee
                          with Trust and                                     Complex(5)      (The  position  held is
Name, Address(3) and      Length of          Principal Occupation(s)         Overseen by     a  directorship  unless
Date of Birth             Service(4)         During Past 5 Years             Trustee         indicated otherwise.)
-------------             -------            -------------------             -------         ---------------------

Interested
Trustee (6)

Diana P. Herrmann         Vice Chair of     Vice Chair and Chief Executive   12              ICI Mutual Insurance
New York, NY              the Board of      Officer of Aquila Management                     Company
(02/25/58)                Trustees since    Corporation, Founder of the
                          2003, President   Aquila Group of Funds(7) and
                          since 1998 and    parent of Aquila Investment
                          Trustee since     Management LLC, Administrator
                          2004              since 2004, President since
                                            1997, Chief Operating Officer,
                                            1997-2008, a Director since
                                            1984, Secretary since 1986 and
                                            previously its Executive Vice
                                            President, Senior Vice
                                            President or Vice President,
                                            1986-1997; Chief Executive
                                            Officer and Vice Chair since
                                            2004, President and Manager of
                                            the Administrator since 2003,
                                            and Chief Operating Officer of
                                            the Administrator, 2003-2008;
                                            Chair, Vice Chair, President,
                                            Executive Vice President or
                                            Senior Vice President of funds
                                            in the Aquila Group of Funds
                                            since 1986; Director of the
                                            Distributor since 1997;
                                            Governor, Investment Company
                                            Institute (a trade
                                            organization for the U.S.
                                            mutual fund industry dedicated
                                            to protecting shareholder
                                            interests and educating the
                                            public about investing) and
                                            head of its Small Funds
                                            Committee since 2004; active
                                            in charitable and volunteer
                                            organizations.


Non-interested Trustees

Theodore T. Mason         Chair of the      Executive Director, East Wind    8               None
New York, NY              Board of          Power Partners LTD since 1994
(11/24/35)                Trustees since    and Louisiana Power Partners,
                          2004 and          1999-2003; Trustee, Premier
                          Trustee since     VIT, 2000-2009; Treasurer,
                          1984              Fort Schuyler Maritime Alumni
                                            Association, Inc., successor to
                                            Alumni Association of SUNY Maritime
                                            College, since 2004 (President,
                                            2002-2003, First Vice President,
                                            2000-2001, Second Vice President,
                                            1998-2000) and director of the same
                                            organization since 1997; Director,
                                            STCM Management Company, Inc.,
                                            1973-2004; twice national officer of
                                            Naval Reserve Association,
                                            Commanding Officer of four naval
                                            reserve units and Captain, USNR
                                            (Ret); director, The Navy League of
                                            the United States New York Council
                                            since 2002; trustee, The Maritime
                                            Industry Museum at Fort Schuyler,
                                            2000-2004; and Fort Schuyler
                                            Maritime Foundation, Inc., successor
                                            to the Maritime College at Fort
                                            Schuyler Foundation, Inc., since
                                            2000.

Thomas W. Courtney        Trustee           President, Courtney              5               None
Sewickley, PA             since 1984        Associates, Inc., a venture
(08/17/33)                                  capital firm, since 1988.


Stanley W. Hong           Trustee since     President, Waste Management of   4               Trustee, Pacific Capital
Honolulu, HI              1992              Hawaii, Inc. and Corporate                       Funds(R), which includes 12
(04/05/36)                                  Vice President - Hawaii Area                     bond and stock funds;
                                            for Waste Management, Inc.,                      First Insurance Co. of
                                            2001-2005; Trustee, The King                     Hawaii, Ltd., Lanihau
                                            William Charles Lunalilo Trust                   Properties, Ltd., The
                                            Estate since 2001; President                     Westye Group - West
                                            and Chief Executive Officer,                     (Hawaii), Inc., Heald
                                            The Chamber of Commerce of                       Education LLC.
                                            Hawaii, 1996-2001; Director
                                            PBS - Hawaii Foundation since
                                            1998; Regent, Chaminade
                                            University of Honolulu since
                                            1991; Trustee, the Nature
                                            Conservancy of Hawaii since
                                            1998; Trustee, Child and
                                            Family Service since 2005; Director,
                                            The East West Center Foundation
                                            since 2006; St. Louis School since
                                            2007; and a director of other
                                            corporate and community
                                            organizations.

Richard L. Humphreys      Nominee           President, Hawaii Receivables    None            Trustee, Pacific Capital
Kaneohe, HI                                 Management, LLC (a factoring                     Funds(R), which includes 12
(10/06/43)                                  company) since 2001;                             bond and stock funds;
                                            President, Lynk Payment Systems
                                            Hawaii, LLC (credit card processing)
                                            since 2002.

Bert A. Kobayashi, Jr.    Nominee           President and Chief Executive    None            Hawaiian Electric
Honolulu, HI                                Officer, Kobayashi Group, LLC                    Company, Inc.
(04/22/70)                                  (a group of companies
                                            primarily engaged in real estate
                                            enterprises) since 2001; Managing
                                            Director, KG Holdings, LLC (real
                                            estate investment) since 2009; Vice
                                            President, Nikken Holdings, LLC
                                            (real estate investment) since 2003;
                                            interested in a number of other real
                                            estate companies in Hawaii.

Glenn P. O'Flaherty       Nominee           Chief Financial Officer and      2               None
Denver, CO                                  Chief Operating Officer of
(08/03/58)                                  Lizard Investors, LLC since
                                            2008; Co-Founder, Chief Financial
                                            Officer and Chief Compliance Officer
                                            of Three Peaks Capital Management,
                                            LLP, 2003-2005; Vice President -
                                            Investment Accounting, Global
                                            Trading and Trade Operations, Janus
                                            Capital Corporation, and Chief
                                            Financial Officer and Treasurer,
                                            Janus Funds, 1991-2002.

Russell K. Okata          Trustee since     Executive Director, Hawaii       5               Trustee, Pacific Capital
Honolulu, HI              1992              Government Employees                             Funds(R), which includes 12
(03/22/44)                                  Association AFSCME Local 152,                    bond and stock funds.
                                            AFL-CIO 1981-2007; International
                                            Vice President, American Federation
                                            of State, County and Municipal
                                            Employees, AFL-CIO 1981-2007;
                                            director of various civic and
                                            charitable organizations.

Other Individuals

Chairman Emeritus(8)

Lacy B. Herrmann          Founder and       Founder and Chairman of the      N/A             N/A
New York, NY              Chairman          Board, Aquila Management
(05/12/29)                Emeritus since    Corporation, the sponsoring
                          2004, Trustee,    organization and parent of the
                          1984-2004, and    Manager or Administrator
                          Chairman of the   and/or Adviser or Sub-Adviser
                          Board of          to each fund of the Aquila
                          Trustees,         Group of Funds; Chairman of
                          1984-2003         the Manager or Administrator
                                            and/or Adviser or Sub-Adviser to
                                            each since 2004; Founder and
                                            Chairman Emeritus of each fund in
                                            the Aquila Group of Funds;
                                            previously Chairman and a Trustee of
                                            each fund in the Aquila Group of
                                            Funds since its establishment until
                                            2004 or 2005; Director of the
                                            Distributor since 1981 and formerly
                                            Vice President or Secretary,
                                            1981-1998; Director or trustee,
                                            Premier VIT, 1994 - 2009; Director
                                            or trustee of Oppenheimer Quest
                                            Value Funds Group, Oppenheimer Small
                                            Cap Value Fund, Oppenheimer Midcap
                                            Fund, 1987 - 2009, and Oppenheimer
                                            Rochester Group of Funds, 1995 -
                                            2009; Trustee Emeritus, Brown
                                            University and the Hopkins School;
                                            active in university, school and
                                            charitable organizations.
Officers

Charles E.                Executive Vice    Executive Vice President of      N/A             N/A
Childs, III               President since   all funds in the Aquila Group
New York, NY              2003              of Funds and the Administrator
(04/01/57)                                  and the Administrator's parent
                                            since 2003; Executive Vice President
                                            and Chief Operating Officer of the
                                            Administrator and the
                                            Administrator's parent since 2008;
                                            formerly Senior Vice President,
                                            corporate development, Vice
                                            President, Assistant Vice President
                                            and Associate of the Administrator's
                                            parent since 1987; Senior Vice
                                            President, Vice President or
                                            Assistant Vice President of the
                                            Aquila Money-Market Funds,
                                            1988-2003.



 Maryann Bruce             Senior Vice      President, Aquila                N/A             N/A
 Cornelius, NC             President        Distributors, Inc., since
 (04/01/60)                since 2009       2008; Senior Vice President of
                                            each of the equity and bond funds in
                                            the Aquila Group of Funds since
                                            2009; Executive Managing Director,
                                            Evergreen Investments, 2004 - 2007,
                                            President, Evergreen Investment
                                            Services, Inc., 1999 - 2007;
                                            President and CEO, Allstate
                                            Financial Distributors, Inc., 1998 -
                                            1999; Senior Vice President and
                                            Director Financial Institution
                                            Division, OppenheimerFunds, Inc.,
                                            1990 - 1998, Regional Vice
                                            President, 1987 - 1990; Vice
                                            President and Mutual Fund Marketing
                                            Manager, J.C. Bradford & Company,
                                            1982 - 1987.

 Sherri Foster             Senior Vice      Senior Vice President,           N/A             N/A
 Lahaina, HI               President        Hawaiian Tax-Free Trust since
 (07/27/50)                since 1993       1993 and formerly Vice
                                            President or Assistant Vice
                                            President; Vice President since 1997
                                            and formerly Assistant Vice
                                            President of the three Aquila
                                            Money-Market Funds; Vice President,
                                            Aquila Rocky Mountain Equity Fund
                                            since 2006; Registered
                                            Representative of the Distributor
                                            since 1985.

 Stephen J. Caridi         Vice President   Vice President of the            N/A              N/A
 New York, NY (05/06/61)   since 1998       Distributor since 1995; Vice
                                            President, Hawaiian Tax-Free
                                            Trust since 1998; Senior Vice
                                            President, Narragansett
                                            Insured Tax-Free Income Fund
                                            since 1998, Vice President
                                            1996-1997; Senior Vice
                                            President, Tax-Free Fund of
                                            Colorado since 2004; Vice
                                            President, Aquila Rocky
                                            Mountain Equity Fund since
                                            2006.

Robert W. Anderson        Chief             Chief Compliance Officer of      N/A              N/A
New York, NY              Compliance        the Trust and each of the
(08/23/40)                Officer since     other funds in the Aquila
                          2004 and          Group of Funds, the
                          Assistant         Administrator and the
                          Secretary         Distributor since 2004,
                          since 2000        Compliance Officer of the
                                            Administrator or its
                                            predecessor and current parent
                                            1998-2004; Assistant Secretary
                                            of the Aquila Group of Funds
                                            since 2000.

Joseph P. DiMaggio        Chief Financial   Chief Financial Officer of each  N/A               N/A
New York, NY              Officer since     fund in the Aquila Group of
(11/06/56)                2003 and          Funds since 2003 and Treasurer
                          Treasurer since   since 2000.
                          2000


Edward M. W. Hines        Secretary since   Shareholder of Butzel Long, a    N/A               N/A
New York, NY              1984              professional corporation,
(12/16/39)                                  counsel to the Trust, since
                                            2007; Partner of Hollyer Brady
                                            Barrett & Hines LLP, its predecessor
                                            as counsel, 1989-2007; Secretary of
                                            each fund in the Aquila Group of
                                            Funds.

John M. Herndon           Assistant         Assistant Secretary of each      N/A                N/A
New York, NY (12/17/39)   Secretary since   fund in the Aquila Group of
                          1995              Funds since 1995 and Vice President
                                            of the three Aquila Money-Market
                                            Funds since 1990; Vice President of
                                            the Administrator or its predecessor
                                            and current parent since 1990.

Lori A. Vindigni          Assistant         Assistant Treasurer of each      N/A                N/A
New York, NY              Treasurer since   fund in the Aquila Group of
(11/02/66)                2000              Funds since 2000; Assistant
                                            Vice President of the Administrator
                                            or its predecessor and current
                                            parent since 1998; Fund Accountant
                                            for the Aquila Group of Funds,
                                            1995-1998.


(1) The Trust's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll free) or by visiting the EDGAR Database at the SEC's internet site at www.sec.gov.

(2)From time to time Bank of Hawaii may enter into normal investment management, commercial banking and lending arrangements with one or more of the Trustees of the Trust and their affiliates. The Asset Management Group of Bank of Hawaii is the Trust's investment adviser.

(3) The mailing address of each Trustee and officer is c/o Hawaiian Tax-Free Trust, 380 Madison Avenue, Suite 2300, New York, NY 10017.

(4) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(5) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(6) Ms. Herrmann is an interested person of the Trust as an officer of the Trust, as a director, officer and shareholder of the Administrator's corporate parent, as an officer and Manager of the Administrator, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and Chairman Emeritus of the Trust.

(7) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Municipal Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; Aquila Three Peaks High Income Fund is a high income corporate bond fund; considered together, these 12 funds, which do not include the dormant funds described in footnote 5, are called the "Aquila Group of Funds."

(8) The Chairman Emeritus may attend Board meetings but has no voting power.


                       Securities Holdings of the Nominees
                                 (as of 6/30/09)


                                                  Dollar Range of                Aggregate Dollar Range of
Name of                                          Ownership in Hawaiian           Ownership in funds in the
Trustee                                          Tax-Free Trust(1)               Aquila Group of Funds (1)
-------                                          --------------                  ---------------------

Interested Trustees

Diana P. Herrmann                                             C                                    E

Non-interested Trustees

Theodore T. Mason                                             C                                    E

Thomas W. Courtney                                            C                                    C

Stanley W. Hong                                               C                                    C

Richard L. Humphreys                                          E                                    E

Bert A. Kobayashi, Jr.                                        C(2)                                 C

Glenn P. O'Flaherty                                           C(2)                                 C

Russell K. Okata                                              D                                    E


(1)      A. None
         B. $1-$10,000
         C. $10,001-$50,000
         D. $50,001-$100,000
         E. over $100,000

(2)      As of August 13, 2009.

     None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Adviser, Administrator or Distributor.

     The Trust does not currently pay fees to any of the Trust's officers or to Trustees affiliated with the Adviser or Administrator. For its fiscal year ended March 31, 2009, the Trust paid a total of $133,918 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Trust to its Trustees.

         The Trust is one of the twelve funds in the Aquila Group of Funds, which consist of three money-market funds, seven tax-free municipal bond funds, a high-income corporate bond fund and an equity fund. The following table lists the compensation of all nominees for Independent Trustee from the Trust or from other funds in the Aquila Group of Funds during the Trust's fiscal year. None of such nominees has any pension or retirement benefits from the Trust or any of the other funds in the Aquila Group of Funds.


                                          Compensation        Number of
                                          from all            boards on
                        Compensation      funds in the        which the
                        from the          Aquila Group        Trustee
Name                    Trust             of Funds            serves*

Theodore T. Mason       $21,567             $133,750           8
Thomas W. Courtney      $20,562             $104,575           5
Stanley W. Hong         $16,900              $76,250           4
Richard L. Humphreys          0                    0           0
Bert A. Kobayashi, Jr.        0                    0           0
Glenn P. O'Flaherty           0              $34,000           2
Russell K. Okata        $16,900              $91,750           5


* Messrs. Hong, Humphreys and Okata are also trustees of the 12 funds in the Pacific Capital Funds(R) for which the Adviser is also investment adviser. For the same period, these funds paid Trustee Hong $40,375, Nominee Humphreys $44,343 and Trustee Okata $44,937.

         Class A Shares may be purchased without a sales charge by the Trust's Trustees and officers.

         The Trust's Administrator is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder of each fund in the Aquila Group of Funds. As of June 30, 2009 these funds had aggregate assets of approximately $4.1 billion, of which approximately $2.4 billion consisted of assets of the tax-free municipal bond funds. AMC's address is the same as that of the Administrator. AMC, which was founded in 1984, is currently controlled by Mr. Lacy B. Herrmann and his wife, Mrs. Elizabeth B. Herrmann, directly and through certain trusts; however, a transaction is expected to occur in 2009 which will change the ownership of Aquila Investment Management LLC's corporate parent so that no person will own or control with power to vote more than 24.9% of the voting shares of such parent. During the fiscal year ended March 31, 2009 the Trust paid $1,803,457 in fees to the Administrator.

         During the fiscal year ended March 31, 2009, $1,264,155 was paid under
Part I of the Trust's Distribution Plan to Qualified Recipients with respect to the Class A Shares, of which $67,973 was retained by the Distributor. With respect to Class C Shares, during the same period $237,253 was paid under Part II of the Plan and $79,084 was paid under the Shareholder Services Plan. Of these total payments of $316,337, the Distributor received $65,889. All of such payments were for compensation.

         During the fiscal year ended March 31, 2009, the Trust paid $103,908 to Butzel Long, a professional corporation ("Butzel Long"), independent counsel to the Trust, for legal services. Edward M.W. Hines, Secretary of the Trust, is a shareholder of that firm.

         The Distributor currently handles the distribution of the shares of the funds in the Aquila Group of Funds, including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 74% by Mr. Herrmann and other members of his immediate family, and the balance by Aquila Management Corporation.

Other Information on Trustees

         The Trustees have appointed a standing Audit Committee consisting of all of the Trustees who are "independent" and are not "interested persons" of the Trust, as that term is defined in the Investment Company Act of 1940. The members of the Audit Committee are Thomas W. Courtney, Stanley W. Hong, Theodore
T. Mason, Russell K. Okata, Douglas Philpotts and Oswald K. Stender. The Committee (i) selects the Trust's independent registered public accounting firm (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Trust's internal accounting procedures and controls. Selection of the independent registered public accounting firm is also ratified by the Board of Trustees. The Audit Committee held two meetings during the Trust's last fiscal year. The Board of Trustees has adopted a written charter for the Audit Committee.

         During the Trust's last fiscal year, the Board of Trustees held four meetings. Each current Trustee was present for at least 75% of the total number of Board meetings and meetings of committees of which such Trustee was a member.

         The Trust's policy is that all Trustees who can do so attend the Annual Meeting. At the last Annual Meeting all of the Trustees were present.

         The Trust has a Nominating Committee, consisting of all of the non-"interested" Trustees. The Nominating Committee held one meeting during the last fiscal year. The committee will consider nominees recommended by the shareholders who may send recommendations to the committee in care of the Administrator at 380 Madison Avenue, New York, NY 10017. Recommendations of nominees from shareholders are not treated differently than proposals from other sources. The charter of the Nominating Committee is available on the Trust's website at www.aquilafunds.com.

         Shareholder communications intended for the Board of Trustees (or one or more specified Trustees) may be sent to them in care of the Administrator at the above address.

         Since the beginning of the Trust's most recently completed fiscal year, no Trustee purchased or sold more than 1% of the outstanding shares of any class of shares of the Adviser or its parent or subsidiaries.

                                  Vote Required

         To be elected, each nominee must receive the affirmative votes of a majority of the shares present.


                            Ratification or Rejection
                                 of Selection of
                  Independent Registered Public Accounting Firm
                                (Proposal No. 2)

         Tait, Weller & Baker LLP ("TWB"), which is currently serving as the Trust's independent registered public accounting firm, has been selected by the Trust's Audit Committee and ratified by the Board of Trustees, including a majority of the Independent Trustees, as the Trust's independent registered public accounting firm for the fiscal year ending March 31, 2010. Such selection is submitted to the shareholders for ratification or rejection.

         The following table represents fees for professional audit services rendered by TWB for the audit of the Trust's annual financial statements, and fees billed for other services rendered by TWB, for the fiscal years ended March 31, 2008 and 2009.

                                          2008          2009

     Audit Fees                         $18,000       $18,900

     Audit related fees                       0             0
                                        -------        ------

        Audit and audit related fees    $18,000       $18,900


     Tax fees (1)                         3,000         3,100

     All other fees                           0             0
                                         ------        ------

         Total                          $21,000       $22,000
                                         ======        ======

(1) Tax fees consisted of fees for tax consultation and tax compliance services.

         TWB did not perform any services during the last fiscal year for the Trust's investment adviser (the Adviser) or any entity controlling, controlled by or under common control with the Adviser that provides services to the Trust.

         All audit and non-audit services performed by TWB on behalf of the Trust or non-audit services performed on behalf of affiliated entities within the investment company complex where such engagement relates directly to the operations and financial reporting of the Trust are pre-approved by the Audit Committee. Services to be considered between meetings of the Committee are pre-approved by a selected member of the Committee in accordance with applicable regulations and subject to additional procedures established by the Committee.

         The Audit Committee has reviewed all services performed and fees charged by TWB and has accepted TWB's representation that it is independent in recommending re-appointment of it for the fiscal year ending March 31, 2010.

         TWB has no direct or indirect financial interest in the Trust, the Administrator or the Adviser. It is expected that representatives of TWB will not be present at the meeting but will be available should any matter arise requiring their presence.


                                  Vote Required

         Approval requires the affirmative votes of a majority of the shares present.


                              Shareholder Proposals

         Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Trust's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Trust of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Trust's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Trust not less than 120 days before the anniversary of the date of this Proxy Statement. Accordingly, a shareholder proposal intended to be presented at the Trust's 2010 annual meeting must be received by the Trust by April 21, 2010, in order to be included in the Trust's proxy material relating to that meeting. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, shareholders will be notified.

         The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in the Trust's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

         A shareholder wishing to provide notice of a proposal in the manner prescribed by Rule 14a-4 (c)(1) under the Securities Exchange Act of 1934 must submit written notice of the proposal to the Trust by July 5, 2010.


                                 Other Business

         The Trust does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which your proxy card, Internet or telephone vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted. That is, by signing and returning your proxy card or by voting by the Internet or telephone, you give the proxy holders discretionary authority as to any such matter or matters.


                                Outreach Meeting

         To enable shareholders who live a distance from Honolulu, the Trust customarily holds outreach meetings at which shareholders can participate in all activities of the annual meeting except the corporate business of voting on the proposals discussed in the proxy statement. The outreach meetings this year will be held on Tuesday, September 22, 2009, in Hilo at 11:00 am and Monday, September 21, 2009, in Kona at 11:00 am.

                                IMPORTANT NOTICE
                             PLEASE READ IMMEDIATELY


                             Hawaiian Tax-Free Trust

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         to be held on September 24, 2009

                                 PROXY STATEMENT

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous - 24 hours a day.

It's Easy!  Just follow these simple steps:

1. Read your Proxy Statement and have it at hand.

2. Call toll-free 1-866-241-6192, or go to website: www.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.




                  Please detach at perforation before mailing.




                 PROXY        AQUILA GROUP OF FUNDS        PROXY

                            HAWAIIAN TAX-FREE TRUST
            Proxy for Annual Meeting of Shareholders - September 24, 2009
               Proxy Solicited on Behalf of the Board of Trustees

The shareholder(s) of Hawaiian Tax-Free Trust (the "Trust") whose signature(s) appear(s) below does/do hereby appoint DIANA P. HERRMANN, CHARLES E. CHILDS, III and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Trust to be held on Thursday, September 24, 2009, at the Ala Moana Hotel, Hibiscus Ballroom, 410 Atkinson Drive, Honolulu, Hawaii at 10:00 a.m. Hawaiian Standard Time, and all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Management recommends a vote FOR all nominees in Proposal No. 1 and FOR Proposal No. 2. The shares represented hereby will be voted as indicated on the reverse or FOR if no choice is indicated.

               VOTE VIA THE TELEPHONE: 1-866-241-6192
               VOTE VIA THE INTERNET: www.proxy-direct.com

               Note: PLEASE SIGN EXACTLY AS YOUR NAMES(S) APPEAR(S) ON THIS PROXY CARD. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such. Joint owners should each sign.

               ------------------------------------------------
               Signature

               -------------------------------------------------
               Signature (if held jointly)

               -------------------------------------------------


               Date_____________________________________________


                                                 Yes   No
                                                  --   --
I plan to attend the Annual Meeting in Honolulu. [__] [__]

                                                --   --
I plan to attend the Outreach Meeting in Hilo. [__] [__]
                                                --   --
I plan to attend the Outreach Meeting in Kona. [__] [__]

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.


                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

         Important Notice Regarding the Availability of Proxy Materials
                          for the Aquila Group of Funds
              Shareholder Meeting to Be Held on September 24, 2009.
              The Proxy Statement for this meeting is available at:
                      https://www.proxy-direct.com/aqu19897





                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY






                  Please detach at perforation before mailing.




Please read the proxy statement prior to voting. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:
HAWAIIAN TAX-FREE TRUST ANNUAL MEETING

1. Election of Trustee Nominees:

     01. Thomas W. Courtney 02. Diana P. Herrmann* 03. Stanley W. Hong 04. Richard L. Humphreys 05. Bert A. Kobayashi, Jr. 06. Theodore T. Mason 07. Glenn P. O'Flaherty 08. Russell K. Okata

                                         *Interested Trustee



              For All     Withhold All    For All Except
                --            --              --
               [--]          [--]            [--]


To withhold authority to vote for one or more (but not all) nominees, mark "FOR ALL EXCEPT" and write the nominee number(s) and/ or name(s) on the line below.

--------------------

2. Action on selection of Tait, Weller & Baker LLP as independent registered public accounting firm. (Proposal No. 2 in Proxy Statement)

  For   Against  Abstain
   --      --      --
  [--]    [--]    [--]

As to any other matter said proxies shall vote in accordance with their best judgment.



HAS YOUR ADDRESS CHANGED                         DO YOU HAVE ANY COMMENTS

-------------------------                    ------------------------------
-------------------------                    ------------------------------
-------------------------                    ------------------------------


THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.